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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  OCTOBER 15, 1996



                                   CORESTAFF, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
               --------------------------------------------------
                          (State or other jurisdiction
                               of incorporation)


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
                 0-26970                                             76-0407849
 ------------------------------------                    -----------------------------------
              (Commission                                     (IRS Employer I.D. Number)
              File Number)

   4400 POST OAK PARKWAY, SUITE 1130
           HOUSTON, TEXAS                                            77027-3413
 ------------------------------------                    -----------------------------------
   (Address of principal executive offices)                          (Zip Code)
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                                 (713) 961-3633
                        --------------------------------
                         Registrant's telephone number,
                              including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 15, 1996, pursuant to the terms of the Asset Purchase Agreement by and among COREStaff Acquisition Sub #6, Inc., a Delaware corporation ("Acquisition Subsidiary") and wholly-owned subsidiary of COREStaff, Inc., Transworld Services Group, Ltd., a Florida limited partnership ("TSGL"), Transworld Services Group I, LLC, a New Jersey limited liability company ("TSGI"), and Transworld Services Group II, LLC, a South Carolina limited liability company ("TSGII") (collectively, TSGL, TSGI and TSGII are referred to as "Transworld"), and Gulf Coast Corporate Ventures, Inc., a Florida corporation, John A. Riley ("Riley") and Joseph Raymond ("Raymond") (collectively, Gulf Coast, Riley and Raymond are referred to as the "Partners"), Acquisition Subsidiary purchased assets of Transworld for $18 million in cash, subject to certain post-closing adjustments, and the assumption of certain liabilities. The sellers are also entitled to contingent consideration of up to $6.5 million based on the increase in earnings before interest and taxes, as defined. The purchase price for Transworld was determined as a result of direct negotiations with Transworld and the Partners. Transworld is headquartered in Winter Park, Florida and provides support services in Florida, New Jersey and South Carolina.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)     Financial Statements of Business Acquired

               Pursuant to an amendment to Rule 3-05 of Regulation S-X, financial statements of the acquired business are not required.

       (b)     Pro Forma Financial Information

               Pursuant to an amendment to Rule 3-05 of Regulation S-X, pro forma financial information is not required.

       (c)     Exhibits

               10.1 Asset Purchase Agreement dated September 25, 1996, among Transworld Services Group, Ltd., Transworld Services Group I, LLC, Transworld Services Group II, LLC, COREStaff Acquisition Sub #6, Inc., Gulf Coast Corporate Ventures, Inc., John A. Riley and Joseph Raymond.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORESTAFF, INC.
                                        (Registrant)



Dated: October 28, 1996                 By: /s/ EDWARD L. PIERCE
                                           -----------------------------------
                                            Edward L. Pierce
                                            Chief Financial Officer, Senior Vice
                                               President and Assistant Secretary
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                               INDEX TO EXHIBITS


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Exhibit No.                               Description
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
    10.1 Asset Purchase Agreement dated September 25, 1996, by and among Transworld Services Group, Ltd., Transworld Services Group I, LLC, Transworld Services Group II, LLC, COREStaff Acquisition Sub #6, Inc., Gulf Coast Corporate Ventures, Inc., John A. Riley and Joseph Raymond
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